Exhibit 99.1

Support.com Reports Third Quarter 2017 Financial Results

Sunnyvale, CA – November 9, 2017 – Support.com, Inc. (NASDAQ: SPRT), a leading provider of tech support and turnkey support center services, producer of SUPERAntiSpyware® anti-malware products, and the maker of Support.com® software, today reported unaudited financial results for its third quarter ended September 30, 2017.

“We are excited to record an operating profit in the third quarter of 2017, which reflects revenue growth from several of our key customers combined with our continued focus on reducing operating costs,” said Rick Bloom, Interim President and Chief Executive Officer of the company.

Mr. Bloom continued, “This return to profitability was achieved despite some significant headwinds experienced during the quarter, including the impact of hurricanes Harvey and Irma, the winding down of our business with Office Depot, the additional recruiting and training costs incurred to support the future growth of the company, and the one-off costs associated with our cost reduction efforts.”

“While we remain focused on fiscal discipline, we will continue driving growth opportunities afforded by our unique combination of highly-skilled tech support agents and market-leading Support.com software offerings. These enable us to provide high quality customer support in a very cost efficient manner,” shared Mr. Bloom. “Our focus on growth is expected to lead to higher recruiting and training costs as we grow with our existing and new customers. This may adversely impact profitability over the next few quarters but is expected to boost longer term profits and cash flow.”

Q3 2017 Financial Summary

For the third quarter of 2017, total revenue was $15.0 million, up 3.6 percent compared to revenues of $14.5 million in the second quarter of 2017 and down 3.2 percent compared to revenues of $15.5 million in the third quarter of 2016.

On a GAAP basis, we recorded income from continuing operations for the third quarter of 2017 of $0.2 million, or $0.01 per share, compared to a loss of $(2.1) million, or $(0.12) per share, in the third quarter of 2016 and a loss of $(0.2) million, or $(0.01) per share, in the second quarter of 2017.

On a non-GAAP basis, we recorded income from continuing operations in the third quarter of 2017 of $0.4 million, or $0.02 per share, compared to a loss of $(1.2) million, or $(0.07) per share, in the third quarter of 2016 and income of $0.02 million, or $0.00 per share, in the second quarter of 2017. Key changes in our non-GAAP income from continuing operations included the following:

•	Gross profit decreased by $0.2 million in the third quarter compared to the same period in 2016, and was down $0.02 million compared to the second quarter of 2017.

•	Our gross profit margin declined by 0.4 percentage points compared with the same quarter of 2016 and was down 1 percentage point relative to the second quarter of 2017.

•
Operating expenses in the third quarter of 2017 were $3.2 million, lower by $1.6 million (34 percent) than the $4.9 million of operating expenses in the third quarter of 2016 and lower by $0.3 million (8 percent) than the $3.5 million of operating expenses in the second quarter of 2017.

•
Operating expenses for the third quarter of 2017 included $0.2 million in expenses not associated with normal business operations (primarily higher than expected legal expenses). This compares with $0.1 million in the third quarter of 2016 (which included costs related to our proxy contest), and $0.1 million in the second quarter of 2017 (which included higher than expected legal expenses).

•
Our improved gross profit margin and lower operating expenses reflects the ongoing impact of our cost saving initiatives, which included operational efficiencies, continued reductions in headcount, tighter fiscal controls on spending, and the renegotiation of certain vendor agreements.

Non-GAAP income/(loss) from continuing operations excludes stock-based compensation, amortization of intangible assets, and restructuring charges. Collectively, these items impacted income/(loss) from continuing operations by $0.2 million in the third quarter of 2017, $0.9 million in the third quarter of 2016, and $0.2 million in the second quarter of 2017. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

Balance Sheet Information

At September 30, 2017, cash, cash equivalents and short-term investments were $49.4 million, compared to $51.7 million at June 30, 2017 and $53.4 million at December 31, 2016.

Total assets as of September 30, 2017 were $64.3 million and total shareholders’ equity was $56.6 million.

Support.com will not host a conference call discussing the Company’s third quarter results. For more information, please visit the Investor Relations section of the Support.com website at Support.com/about-us/investor-relations/.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) is a leading provider of support services and software to deliver next-generation technical support. Support.com helps leading brands in software, electronics, communications, retail, and other connected technology industries deepen their customer relationships. Customers want technology that works the way it’s intended. By using Support.com services and software, companies can deliver a fantastic customer experience, leading to happier customers, greater brand loyalty and growing revenues. For more information, please visit http://www.support.com or follow us @support com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about-us/careers.

© 2017 Support.com, Inc. All rights reserved. Support.com and the Support.com logo are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries. All other marks are the property of their respective owners.

Safe Harbor Statement

This press release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, profitability, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance as of any future date, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; and future performance in economic and other terms. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially from those indicated by such forward-looking statements, including, among others, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Support.com Cloud (formerly “Nexus®”) software-as-a-service (SaaS) offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, our ability to control expenses and achieve desired margins, our dependence on a small number of customers and partners, our ability to attract, train and retain talented employees, potential intellectual property, class action or other litigation, our ability to utilize and realize the value of our net operating loss carryforwards and how they could be substantially limited or permanently impaired, given our current market capitalization and cash position, our ability to execute the cost reduction program involving the planned actions on the expected schedule, our ability to achieve the cost savings expected in connection with the cost reduction plan, the ultimate effect of any such cost reductions on our financial results, and our ability to manage the effects of the cost reduction plan on our workforce and other operations. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements, except as may otherwise be required by the federal securities laws.

Disclosure Regarding Non-GAAP Financial Measures

Support.com excludes stock-based compensation expense, amortization of intangible assets and other, and restructuring charges from its GAAP results, in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share, as described in A through C below. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its performance from period to period because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company’s business. Stock-based compensation expense was $28,000 in the third quarter of 2017, compared to $661,000 in the third quarter of 2016 and $176,000 in the second quarter of 2017.

B. Amortization of intangible assets and other. The Company does not acquire businesses on a predictable cycle; therefore, management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. Amortization of intangible assets and other was zero in the third quarter of 2017, compared to $267,000 in the third quarter of 2016 and $6,000 in the second quarter of 2017.

C. Restructuring charges. Management excludes restructuring charges when evaluating its operating performance because the Company does not incur such charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company’s operating performance. Restructuring charges were $128,000 in the third quarter of 2017 and zero in the third quarter of 2016 and the second quarter of 2017.

The Company believes that non-GAAP financial measures have significant limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2017 (1)	December 31, 2016 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$49,392	$53,409
Accounts receivable, net	11,755	9,567
Prepaid expenses and other current assets	646	1,211
Total current assets	61,793	64,187
Property and equipment, net	1,259	1,706
Intangible assets, net	250	266
Other assets	981	1,070

Total assets	$64,283	$67,229

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$3,130	$4,059
Other accrued liabilities	1,905	2,496
Short-term deferred revenue	2,170	2,759
Total current liabilities	7,205	9,314
Long-term deferred revenue	31	106
Other long-term liabilities	446	501
Total liabilities	7,682	9,921

Stockholders' equity:
Common stock	2	2
Additional paid-in-capital	267,722	267,400
Treasury stock	(5,297)	(5,295)
Accumulated other comprehensive loss	(2,136)	(2,329)
Accumulated deficit	(203,690)	(202,470)
Total stockholders' equity	56,601	57,308

Total liabilities and stockholders' equity	$64,283	$67,229

Note 1: Amounts are subject to completion of management’s customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2016.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended				Nine Months Ended
	September 30, 2017	(1)	June 30, 2017	September 30, 2016	September 30, 2017 (1)	September 30, 2016

Revenue:
Services	$13,682		$13,147	$14,163	$39,744	$43,055
Software and other	1,350		1,360	1,364	4,085	3,998
Total revenue	15,032		14,507	15,527	43,829	47,053

Cost of revenue:
Cost of services (3)	11,559		10,990	11,847	33,760	38,403
Cost of software and other (3)	66		92	120	252	377
Total cost of revenue	11,625		11,082	11,967	34,012	38,780

Gross profit	3,407		3,425	3,560	9,817	8,273

Operating expenses:
Research and development (3)	631		875	1,336	2,429	4,464
Sales and marketing (3)	621		583	1,463	2,011	5,401
General and administrative (3)	1,996		2,235	2,703	6,847	10,186
Amortization of intangible assets and other	-		6	267	16	801
Restructuring	128		-	-	128	423
Total operating expenses	3,376		3,699	5,769	11,431	21,275

Income (loss) from operations	31		(274)	(2,209)	(1,614)	(13,002)

Interest income and other, net	164		154	124	451	383

Income (loss) from continuing operations, before income taxes	195		(120)	(2,085)	(1,163)	(12,619)

Income tax provision (benefit)	(36)		45	44	57	132

Income (loss) from continuing operations, after income taxes	231		(165)	(2,129)	(1,220)	(12,751)

Income from discontinued operations, net of income taxes	-		-	-	-	284

Net income (loss)	$231		$(165)	$(2,129)	$(1,220)	$(12,467)

Earnings (loss) per share from continuing operations (4)
Basic	$0.01		$(0.01)	$(0.12)	$(0.07)	$(0.69)
Diluted	$0.01		$(0.01)	$(0.12)	$(0.07)	$(0.69)

Earnings (loss) per share from discontinued operations (4)
Basic	$-		$-	$-	$-	$0.02
Diluted	$-		$-	$-	$-	$0.02

Shares used in computing per share amounts: (4)
Basic	18,692		18,591	18,446	18,613	18,372
Diluted	18,714		18,591	18,446	18,613	18,372

Note 3: Includes stock-based compensation expense as follows:

	Three Months Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Cost of revenue:
Cost of services	$19	$22	$43	$83	$134
Cost of software and other	-	-	1	3	4
Operating expenses:
Research and development	(18)	39	156	62	346
Sales and marketing	12	15	79	34	121
General and administrative	15	101	382	113	1,171
Total	$28	$177	$661	$295	$1,776

Note 4:  On January 20, 2017, the Company implemented a 1-for-3 reverse stock split.   All share and per share information contained within this press release has been retroactively adjusted to reflect the effects of the reverse stock split.

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

GAAP cost of revenue	$11,625	$11,082	$11,967	$34,012	$38,780
Stock-based compensation expense (Cost of revenue portion only)	(19)	(22)	(44)	(86)	(138)
Non-GAAP cost of revenue	$11,606	$11,060	$11,923	$33,926	$38,642

GAAP operating expenses	$3,376	$3,699	$5,769	$11,431	$21,275
Stock-based compensation expense (Excl. cost of revenue portion)	(9)	(155)	(617)	(209)	(1,638)
Amortization of intangible assets and other	-	(6)	(267)	(16)	(801)
Restructuring	(128)	-	-	(128)	(423)
Non-GAAP operating expenses	$3,239	$3,538	$4,885	$11,078	$18,413

GAAP income (loss) from continuing operations, after income taxes	$231	$(165)	$(2,129)	$(1,220)	$(12,751)
Stock-based compensation expense	28	177	661	295	1,776
Amortization of intangible assets and other	-	6	267	16	801
Restructuring	128	-	-	128	423
Total impact of Non-GAAP exclusions	156	183	928	439	3,000
Non-GAAP income (loss) from continuing operations, after income taxes	$387	$18	$(1,201)	$(781)	$(9,751)

Earnings (loss) per share from continuing operations (4)
Basic - GAAP	$0.01	$(0.01)	$(0.12)	$(0.07)	$(0.69)
Basic - Non-GAAP	$0.02	$0.00	$(0.07)	$(0.04)	$(0.53)

Diluted - GAAP	$0.01	$(0.01)	$(0.12)	$(0.07)	$(0.69)
Diluted - Non-GAAP	$0.02	$0.00	$(0.07)	$(0.04)	$(0.53)
Shares used in computing per share amounts (GAAP) (4)
Basic	18,692	18,591	18,446	18,613	18,372
Diluted	18,714	18,591	18,446	18,613	18,372
Shares used in computing per share amounts (Non-GAAP) (4)
Basic	18,692	18,591	18,446	18,613	18,372
Diluted	18,714	18,689	18,446	18,613	18,372

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, and restructuring charges.  The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP.   Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2017 amounts are subject to completion of management’s customary closing and review procedures.

Investor Contact

Dean Morris
Investor Relations, Support.com
+1 (650) 556-8574
Dean.Morris@support.com